                                                                    Exhibit 31.2

                                 CERTIFICATIONS

I, Robert K. Hynes, certify that:

1.   I have reviewed this annual report on Form 10-K of WHX Corporation;

2.   Based on my knowledge, this report does not contain any untrue statement of a  material  fact  or omit  to  state a  material  fact  necessary  to make  the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officer  and  I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

          a)   Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

          b)   Evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report based on such evaluation; and

          c)   Disclosed in this report any changes in the registrant's internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's  most  recent  fiscal  quarter  that has  materially affected,  or is  reasonably  likely  to  materially  affect  the registrant's control over financial reporting; and

5.   The registrant's  other certifying  officer and I have disclosed,  based on our most recent evaluation of internal control over financial reporting,  to the
registrant's   auditors  and  the  audit  committee  of  registrant's  board  of directors:

          a)   All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's ability  to  record,  process,  summarize  and  report  financial information; and

          b)   Any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal control over financial reporting.

                                              /s/ Robert K. Hynes
                                             -----------------------------------
                                             Robert K. Hynes
                                             Chief Financial Officer

   April 13, 2004